                                                                   Exhibit 99.2

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown Cogeneration,  L.P. for the quarter ended June 30, 2002, I, Thomas E.
Legro, Vice President, Controller and Principal Accounting Officer of Indiantown
Cogeneration,  L.P.,  hereby certify  pursuant to 18  U.S.C.ss.1350,  as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)  such  Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002 fully  complies  with the  requirements  of  section  13(a) or 15(d) of the
     Securities Exchange Act of 1934; and

(2)  the  information  contained in such  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects,  the financial  condition and results of operations of Indiantown  Cogeneration,
     L.P.

August 14, 2002                                  /s/ Thomas E. Legro
                                                 ------------------
                                                 Thomas E. Legro
                                                 Vice President, Controller and
                                                 Principal Accounting Officer
                                                 Indiantown Cogeneration, L.P.